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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                              --------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                   Date of Report
         (Date of Earliest Event Reported):         Commission File Number:
                    JULY 13, 2000                          01-12888

                              --------------------


                                SPORT-HALEY, INC.
             (Exact name of Registrant as specified in its charter)



                      COLORADO                           84-1111669
              (State of incorporation)                (I.R.S. Employer
                                                    Identification Number)


                               4600 E. 48TH AVENUE
                             DENVER, COLORADO 80216
                                  303/320-8800
                         (Address of principal executive
                          offices and telephone number)

                              --------------------


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ITEM 4.

         The following information is provided in accordance with Regulation
S-K:

         (i) Registrant has decided to change its independent accounting firm, effective July 13, 2000.

         (ii) The report on the Registrant's financial statements for the past two years has not contained an adverse opinion or a disclaimer of opinion, or was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change accountants was recommended by the Audit Committee of Registrant's Board of Directors.

         (iv) During fiscal years 1998 and 1999 and the interim period preceding the change in accountants, there have been no disagreements with Registrant's accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          The Registrant, on the recommendation of its Audit Committee, has selected Hine + Associates, LLP to serve as its certifying accountant with respect to subsequent periods.

ITEM 7.  EXHIBITS

         Exhibit No.          Description
         -----------          -----------
         23.1                 Letter from Levine, Hughes & Mithuen Inc. dated
                              July 18, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPORT-HALEY, INC.


Date: July 20, 2000                By: /s/ Robert G. Tomlinson
                                      -----------------------------------------
                                   Robert G. Tomlinson, Chief Executive Officer


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